TRAVELERS VINTAGE II VARIABLE ANNUITY
                                            SUPPLEMENT DATED OCTOBER 28, 2002 TO
                                                    PROSPECTUS DATED MAY 1, 2002


The following language is added to the "The Annuity Contract" section and the Fixed Account Appendix of the prospectus:

         Where permitted by state law, we reserve the right to restrict purchase payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The following language is added to the "Transfers" section and the Fixed Account Appendix of the prospectus:

         Where permitted by state law, we reserve the right to restrict transfers from the variable funding options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

The "The Fixed Account" Appendix of the prospectus is further modified by deleting the 7th paragraph of this section and replacing it with a new 7th paragraph to read as follows:

         We guarantee the initial interest rate for any allocations into the Fixed Account for one year from the date of allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the contract, we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

L-19919                                                         October 28, 2002